FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
NOTE 18:	FINANCIAL INSTRUMENTS

a.	Overview:

The Group has exposure to the following risks from its use of financial instruments:

•         Credit risk

•         Liquidity risk

•         Market risk

This note presents quantitative and qualitative information about the Group’s exposure to each of the above risks, and the Group’s objectives, policies and processes for measuring and managing risk.

In order to manage these risks and as described hereunder, the Group executes transactions in derivative financial instruments. Presented hereunder is the composition of the derivatives:

	December 31
	2021	2020
	USD thousands

Derivatives presented under current assets
Forward exchange contracts used for hedging	947	836

Derivatives presented under non-current assets
Forward exchange contracts used for hedging	241	1,335

Total	1,188	2,171

b.	Risk management framework:

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board is responsible for developing and monitoring the Group’s risk management policies.

The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management of standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Group Audit Committee oversees how management monitors compliance with the Group’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

c.	Credit risk:

The Group’s credit risk is arise from the risk of financial loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations.

d.	Exposure to credit risk

The carrying amount of financial assets represents the maximum credit exposure.

The maximum exposure to credit risk at the reporting date was as follows:

	December 31
	2021	2020
	USD thousands

Cash and cash equivalents	367,717	97,463
Trade receivables, net (a)	165,063	153,544
Other receivables	4,076	2,379
Long term deposit	431	499
Long term receivables	241	1,335

	537,528	255,220

(a)
At December 31, 2021, the Group included provision for doubtful debts in the amount of USD 13,870 thousand (December 31, 2020: USD 9,036 thousand) in respect of collective impairment provision and specific debtors that their collectability is in doubt.

As of December 31, 2021, two buyers accounted for 17.1% and 16.9% of trade receivables. As of December 31, 2020, one buyer accounted for 17.5% of trade receivables.

	Allowance for Doubtful debts
	2021	2020
	USD thousands

Balance at January 1	9,036	22,376
Business combination	-	1,201
Allowance for doubtful debts expenses	4,958	(1,091)
Write-off	(93)	(13,397)
Exchange rate difference	(31)	(53)

Balance at December 31	13,870	9,036

e.	Liquidity risk:

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it has sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

As of December 31, 2021, and December 31, 2020, the Group’s contractual obligation of financial liability is in respect of leases, trade, and other payables in the amount of USD 193,213 thousand and USD 161,875 thousand, respectively. The contractual maturity of the financial liability that is less than one year is in the amount of USD 185,337 thousand and USD 147,243 thousand for December 31, 2021, and December 31, 2020, respectively.

f.	Market risk:

Market risk is the risk that changes in market prices, such as foreign exchange rates, the CPM, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

At December 31, 2021, USD 8,118 thousand are held in JPY, USD 7,099 thousand are held in AUD, USD 5,653 thousand are held in GBP, USD 4,866 thousand are held in EUR, USD 1,287 thousand are held in CAD, USD 899 thousand are held in SGD, USD 513 thousand are held in MXN, USD 247 thousand are held in NIS, USD 976 thousand are held in other currencies and the remainder held in USD.

g.	Sensitivity analysis:

A change as of December 31 in the exchange rates of the following currencies against the USD, as indicated below would have affected the measurement of financial instruments denominated in a foreign currency and would have increased (decreased) profit or loss and equity by the amounts shown below (after tax). This analysis is based on foreign currency exchange rate that the Group considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecasted sales and purchases.

	2021		2020
GBP/USD	+10%	-10%	+10%	-10%
	USD thousands

Profit / (Loss)	(2,587)	2,587	(2,853)	2,853
Increase / (Decrease) in Shareholders’ Equity	(379)	379	528	(528)

	2021		2020
NIS/USD	+10%	-10%	+10%	-10%
	USD thousands

Profit / (Loss)	(721)	721	(387)	387
Increase / (Decrease) in Shareholders’ Equity	(721)	721	(387)	387

Linkage and foreign currency risks

Currency risk

The Group is not exposed to currency risk on sales and purchases that are denominated in a currency other than the respective functional currency of the Group, the USD. The principal currencies in which these transactions are denominated are GBP, NIS, Euro, CAD, SGD, MXN, AUD and JPY.

At any point in time, the Group aims to match the amounts of its assets and liabilities in the same currency in order to hedge the exposure to changes in currency.
In respect of other monetary assets and liabilities denominated in foreign currencies, the Group ensures that its net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates when necessary to address short-term imbalances.